UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

EPICOR SOFTWARE CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Apax Partners proposed acquisition of Epicor and Activant April 4, 2011

Forward Looking Statements
This presentation contains certain statements which constitute forward-looking statements under the Private
Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding expected completion of the transaction, expected revenues, market share, business model, sales pipelines and opportunities, competitive advantage and other statements that are not historical fact. These forward-looking statements are based on currently available competitive, financial and economic data together with management’s views and assumptions regarding future events and business performance as of the time the statements are made and are subject to risks and uncertainties. Actual results may differ materially from those expressed or implied in the forward-looking statements. Such risks and uncertainties include, but are not limited to, satisfaction of closing conditions to the transaction, including satisfaction of the conditions to Apax’s acquisition of Activant, changes in the demand for enterprise resource planning products, particularly in light of competitive offerings; the timely availability and market acceptance of new products and upgrades, including Epicor 9; the impact of competitive products and pricing; the discovery of undetected software errors; changes in the financial condition of Epicor's major commercial customers and Epicor's future ability to continue to develop and expand its product and service offerings to address emerging business demand and technological trends; and other factors discussed in Epicor's annual report on Form 10-K for the year ended December 31, 2010 and other reports Epicor files with the SEC. As a result of these factors the business or prospects expected by the Company as part of this announcement may not occur. Except as required by law, Epicor undertakes no obligation to revise or update publicly any forward-looking statements.
Additional Information and Where to Find It
The tender offer for the outstanding shares of Epicor Software Corporation described herein has not yet commenced.  This communication is provided for informational purposes only and is neither an offer to purchase nor a solicitation of an offer to sell any securities of Epicor Software Corporation pursuant to the tender offer by Eagle Parent, Inc. (an affiliate of Apax Partners) or otherwise.  Any offers to purchase or solicitations of offers to sell will be made only pursuant to the Tender Offer Statement on Schedule TO (including the offer to purchase, the letter of transmittal and other documents relating to the tender offer) which will be filed with the U.S. Securities and Exchange Commission (“SEC”) by Eagle Parent, Inc. and Eagle Merger Sub, Inc., a wholly owned subsidiary of Eagle
Parent.  In addition, Epicor Software Corporation will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer.  Epicor Software Corporation’s stockholders are advised to read these documents, any amendments to these documents and any other documents relating to the tender offer that are filed with the SEC carefully and in their entirety prior to making any decision with respect to Eagle Parent’s tender offer because they contain important information, including the terms and conditions of the offer.
This communication may be deemed to be solicitation material in respect of the proposed acquisition of Epicor by Eagle Parent.  In connection with the proposed acquisition, Epicor intends to file relevant materials with the SEC, including Epicor’s proxy statement in preliminary and definitive form.  Epicor stockholders are strongly advised to read all relevant documents filed with the SEC, including Epicor’s definitive proxy statement, because they will contain important information about the proposed transaction.
Epicor Software Corporation’s stockholders may obtain copies of these documents (when they become available) for free at the SEC's website at www.sec.gov or from Epicor’s Investor Relations Department at (949) 585-EPIC or dswright@epicor.com.
Participants in the Solicitation
Epicor and its directors and executive officers, may be deemed to be participants in the solicitation of proxies from the holders of Epicor common stock in respect of the proposed transaction. Information about the directors and executive officers of Epicor is set forth in the proxy statement for Epicor’s 2010 Annual
Meeting of Stockholders, which was filed with the SEC on April 26, 2010. Investors may obtain additional information regarding the interest of such participants by reading the definitive proxy statement regarding the acquisition when it becomes available.
Epicor Software Corporation  © 2011 Epicor Software Corporation.

Proposed Transaction Summary
• Apax has entered into definitive agreements to acquire
Epicor Software Corporation and Activant Solutions, Inc.
– Transaction valued at $2B
• Combined company post merger
– Epicor Software Corporation
Epicor Software Corporation  © 2011 Epicor Software Corporation.
Delivering Value
“We are extremely excited
to be bringing together two
of the premier enterprise
software companies to
create a global market
leader.”
Apax Partners
April 4, 2011
Delivering Value
Delivering Value
“We are extremely excited
to be bringing together two
of the premier enterprise
software companies to
create a global market
leader.”
Apax Partners
April 4, 2011

LONDON
STOCKHOLM
NEW YORK
MUNICH
TEL AVIV
SHANGHAI
GUERNSEY
MADRID
MILAN
BARCELONA
MUMBAI
HONG KONG

About Apax Partners
• A leading global private equity advisory firm
• $40B of funds under advice and management
• Typically invests in companies with a value of between $1B-$5B
• Invests in large companies across 5  global growth sectors:
Tech & Telecom  Media
Retail & Consumer  Healthcare
Financial & Business Services
• 300+ employees, 12 Global offices
Epicor Software Corporation  © 2011 Epicor Software Corporation.
Focused on Growth
“Apax Partners buy stakes in
large companies that have
strong, established market
positions and the potential to
expand.”
Focused on Growth
Focused on Growth
“
“Apax Partners buy stakes in
large companies that have
strong, established market
positions and the potential to
expand.”

Two Premier ERP Companies
Founded Founded
1984 1972
Ownership Ownership
Public Private
Employees Employees
2,600 1,600
Offices Offices
50 (Global)
11 (US/UK)
Revenues (2010)
Revenues (2010)
(2010)
$454M* $372M
EBITDA (2010)
EBITDA (2010)
(2010)
)
$74M* $114M
Customers Customers
20,000 13,000
Market Focus Market Focus
Midmarket to Enterprise Small to Midmarket
Go-to-Market
Direct / Partner Direct
Industries Industries
Manufacturing Wholesale
and and
Distribution Distribution
Verticals Verticals
Retail (Soft Goods) Retail (Hard Goods)
Hospitality & Services Catalog Content & Services
Epicor Software Corporation  © 2011 Epicor Software Corporation.
* Proforma includes  full year of Spectrum HCM

Epicor Target Industries
Epicor Software Corporation  © 2011 Epicor Software Corporation.
Manufacturing Manufacturing
Hospitality & Hospitality &
Entertainment Entertainment
Services Services
Industrial Machinery
Fabricated Metals
Electronics
Instruments & Controls
Medical Devices
Automotive
Aerospace & Defense
Furniture & Fixtures
Primary Metals
Print and Packaging
Rubber & Plastics
Specialty Retailing
General Merchandising
Apparel & Footwear
Sporting Goods
Gifts &Novelty
Souvenir,  News
Hobby, Toy, Games
Luggage & Leather
Office Supplies
Pet Supplies
Cosmetics, Beauty Supply
Jewelry
Department Stores
Specialty Retail Specialty Retail
Soft Goods Soft Goods
Distribution Distribution
Consumer Goods
Pharmaceutical
3PL & Logistics Services
Value-add Distribution
Hospitality (Food)
Hospitality (Property)
Hotels  & Lodging
Resorts & Gaming
Sports & Entertainment
Professional Services
Financial Services
Non-Profit
ISV & IT Services
Healthcare / Aged Care

Complementary Alignment with Activant
Manufacturing Manufacturing
Hospitality & Hospitality &
Entertainment Entertainment
Services Services
Industrial Machinery
Fabricated Metals
Electronics
Instruments & Controls
Medical Devices
Automotive
Aerospace & Defense
Furniture & Fixtures
Primary Metals
Print and Packaging
Rubber & Plastics
Hospitality (Food)
Hospitality (Property)
Hotels  & Lodging
Resorts & Gaming
Sports & Entertainment
Professional Services
Financial Services
Non-Profit
ISV & IT Services
Healthcare / Aged Care
Specialty Retailing
General Merchandising
Apparel & Footwear
Sporting Goods
Gifts &Novelty
Souvenir,  News
Hobby, Toy, Games
Luggage & Leather
Office Supplies
Pet Supplies
Cosmetics, Beauty Supply
Jewelry
Department Stores
Specialty Retail Specialty Retail
Soft Goods Soft Goods
Epicor Software Corporation  © 2011 Epicor Software Corporation.
Distribution Distribution
Consumer Goods
Pharmaceutical
3PL & Logistics Services
Value-add Distribution
Fasteners
Electrical
HVAC
Industrial
Medical
Janitorial
Packaging
Plumbing
Tile
Paper
Fluid Power
General
Hardware Stores
Lawn & Garden
Specialty Retail
Farm / Agricultural
Lumber
Home Centers
Automotive Aftermarket
Large Lumber Operations
Large Auto Operations
Pharmacy
Specialty Retail Specialty Retail
Hard Goods Hard Goods
Wholesale Wholesale
Distribution Distribution

Epicor Global ERP and Retail
Enabling the Extended Value Chain
Design Design Produce Produce Distribute Distribute Sell Sell Service Service Procure Procure
Product-centric Process-centric People-centric
Global Software Solutions
Local Business Experience
Business to
Business (B2B)
Business to
Consumer (B2C)
Corporate Manufacturer Consumer Warehouse Retail Store Distributor Supplier
Value Chain
Epicor Software Corporation  © 2011 Epicor Software Corporation.

Supply Chain
Demand Chain
EPICOR
EPICOR
ACTIVANT
EPICOR
ACTIVANT

EPICOR

Epicor’s Focus
Design Design Produce Produce Distribute Distribute Sell Sell Service Service Procure Procure
Business to
Business (B2B)
Business to
Consumer (B2C)
Value Chain
Soft Goods
Hard Goods
- Aligned with Activant’s Focus
Epicor Software Corporation  © 2011 Epicor Software Corporation.
Product-centric Process-centric People-centric
Corporate Manufacturer Consumer Warehouse Retail Store Distributor Supplier

The New Opportunity with Apax Partners
6th
Largest Global ERP Provider*
~$825M Revenue
~30,000 Customers
~4,000 Employees
Global Coverage
End-to-end Industry Solutions
Manufacture      Distribute     Sell     Service
Technology Leadership Based on Microsoft
Positioned as a Visionary**
Epicor Software Corporation  © 2011 Epicor Software Corporation.
* Source: IDC August 2010 Vendor Shares Ranking
** Source: Magic Quadrant for ERP for Product-Centric Midmarket Companies, Gartner

Next Steps
• Transaction projected to close in calendar Q2 contingent on
– Apax simultaneously completing acquisition of Activant
– Successful tender offer or receipt of Epicor shareholder
approval
– Antitrust (HSR) clearance
– Expiration of Epicor “Go Shop”
period (May 5, 2011)
– Completion of marketing period for buyer financing
– Satisfaction of other closing conditions
• Until the transaction is complete Epicor and Activant
must operate as completely separate companies
– Due to regulatory requirements, until the acquisition is
completed, none of the parties can discuss go forward
management, organization, product and technology
strategies, etc.
– Until then, it is business as usual.  But…
Epicor Software Corporation  © 2011 Epicor Software Corporation.

EPICOR

News Release

FOR IMMEDIATE RELEASE

Epicor® Agrees to be Acquired by Apax Partners
for $12.50 per share

Apax also to acquire Activant Solutions and combine with Epicor to create a global leader in business software solutions

IRVINE, Calif. April 4, 2011 Epicor Software Corporation (NASDAQ: EPIC), a leading

Apax PARTNERS

EPICOR

We Agree…
Epicor Software Corporation  © 2011 Epicor Software Corporation.
“Both Epicor and Activant’s customers will benefit from the combined entity’s increased scale, solutions portfolio and expanded service offerings.
“We look forward to partnering with the management team and to providing the resources and support that can accelerate the growth and expansion of the business and the value it creates globally.”
Jason Wright, Partner

Apax
PARTNERS
Acquisition
Acquisition
EPICOR
ACTIVANT

EPICOR

Apax Partners is Acquiring Epicor and Activant
Merger Merger
$40B funds under management
Epicor Software Corporation  © 2011 Epicor Software Corporation.
Revenue: $454M* Revenue: $372M
Transaction valued at over $2B